Revenue Stamp	**Accepting Promissory Note**

Loan#1005225-466 No.KA92730

To Higashi Nippon Bank

Date to be fully paid: September 28, 2012

¥869,691,630 Repayment place: Higashi Nippon Bank

Hitachi Branch

I will pay these amount to you in exchange for this promissory note.

March 30, 2012

2-1-10 Saiwai-cho Hitachi city
Kinbasha co.,ltd.
CEO Masatoshi Takahama

Guarantor:

Masatoshi Takahama
Hideo Takahama



約束手形
1005225-466
金融機関借入用
No.KA92730
東日本銀行 殿
収入印紙
100000円
50,000円
金額
¥869,691,630※
支払期日 平成24年9月28日
支払地 茨城県日立市
支払場所 株式会社東日本銀行 日立支店
上記金額をあなたまたはあなたの指図人へこの約束手形と引替えにお支払いいたします。
平成24年3月30日
振出地 住所 日立市幸町2丁目1番10号
振出人 株式会社 金馬車
代表取締役社長 高濱正敏